EXHIBIT 32.1



             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Trinity Learning Corporation (the "Company") Quarterly Report on Form 10-QSB for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas D. Cole, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 13, 2005           /S/ DOUGLAS D. COLE
                             ------------------------------
                             Douglas D. Cole
                             Chief Executive Officer





         A signed original of this written statement required by Section 906 has been provided to Trinity Learning Corporation and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.